SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2012

NOVATEL WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

COMMISSION FILE: 000-31659

DELAWARE	86-0824673
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9645 Scranton Road

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 812-3400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Compensatory Arrangements of Certain Officers.

(f) On June 25, 2012, the Compensation Committee of the Novatel Wireless, Inc. Board of Directors approved individual performance awards for 2011 performance under the Company’s annual incentive compensation plan for the Named Executive Officers identified in the Company’s annual proxy statement filed with the SEC on April 30, 2012. The total compensation for 2011 for each Named Executive Officer reported in the Summary Compensation Table on page 22 of the Company’s annual proxy statement has been recalculated to include individual performance awards as follows:

Named Executive Officer	Non-Equity Incentive Plan Compensation— Individual Performance Award	2011 Total Compensation
Peter V. Leparulo	$90,000	$1,760,037
Kenneth G. Leddon	23,940	782,203
Robert Hadley	23,940	844,511
Catherine F. Ratcliffe	24,300	772,718
Slim S. Souissi	25,200	888,412

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Novatel Wireless, Inc.

Date: June 25, 2012	By:	/s/ Catherine F. Ratcliffe
Catherine F. Ratcliffe
Senior Vice President of Business Affairs & General Counsel and Corporate Secretary